Exhibit 4.14

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2007, among BWAY HOLDING COMPANY (f/k/a BCO Holding Company) (“Holdings”), BWAY CORPORATION (the “U.S. Borrower”), ICL Industrial Containers ULC (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers” and each a “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement and/or the Security Agreement referred to below.

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the Lenders, LaSalle Bank, N.A., as Documentation Agent, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers, and the Administrative Agent are parties to a Credit Agreement, dated as of July 17, 2006 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend and waive certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments and Waiver to Credit Agreement.

1. Section 9.03(iii) of the Credit Agreement is hereby amended by amending and restating said Section in its entirety as follows:

“(iii) so long as no Default or Event of Default exists at the time of the respective Dividend, redemption or repurchase or would exist immediately after giving effect thereto, the U.S. Borrower may pay cash Dividends to Holdings to allow Holdings to redeem or repurchase (and Holdings may redeem or repurchase), contemporaneously with such Dividend, Equity Interests of Holdings from shareholders, provided that the aggregate principal amount of Dividends made by the U.S. Borrower to Holdings pursuant to this clause (iii), and the aggregate amount paid by Holdings in respect of all such Equity Interests so redeemed or repurchased shall not (net of any cash proceeds received by Holdings (but in no event from any Qualified Public Offering) from issuances of its Equity Interests and contributed to the U.S. Borrower in connection with such redemption or repurchase), in either case, exceed either (x) during any fiscal year of the U.S. Borrower, $10,000,000 or (y) for all periods after the Initial Borrowing Date (taken as a single period), $30,000,000;”.

2. Section 9.03 of the Credit Agreement is hereby further amended by (x) deleting the word “and” appearing at the end of clause (viii) therein, (y) deleting the period (“.”) appearing at the end of clause (ix) thereof and inserting the text “;” in lieu thereof and (z) inserting the following new clauses immediately following clause (ix) appearing in said Section:

“(x) after Holdings successfully consummates a Qualified Public Offering, the U.S. Borrower may pay cash Dividends to Holdings; provided that (A) the proceeds thereof are promptly used by Holdings to pay Kelso consideration for the termination in full of all obligations of Holdings or the U.S. Borrower under, and pursuant to, the Kelso Agreements and (B) the aggregate amount of cash Dividends paid pursuant to this clause (x) shall not, when aggregated with any payments made by the U.S. Borrower to Kelso pursuant to Section 9.06(ix), exceed $5,000,000; and

(xi) (A) after Holdings successfully consummates a Qualified Public Offering, the U.S. Borrower may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to pay a bonus to certain members of Holdings’ management; provided that the aggregate amount of cash Dividends paid pursuant to this clause (A) shall not, when aggregated with any payments made by the U.S. Borrower to management pursuant to Section 9.06(x), exceed $10,000,000 (plus any applicable payroll tax expenses due and payable by the U.S. Borrower in an amount not to exceed $1,000,000) and (B) the U.S. Borrower may pay cash Dividends to Holdings which are used by it to pay its costs (including professional fees and expenses) incurred in connection with any Qualified Public Offering (whether or not consummated); provided that the aggregate amount of cash Dividends paid pursuant to this clause (B) shall not exceed $7,500,000.”.

3. Section 9.06 of the Credit Agreement is hereby amended by (w) deleting the word “and” appearing at the end of clause (vii) therein, (x) deleting the period (“.”) appearing at the end of clause (viii) thereof and inserting the text “;” in lieu thereof, (y) inserting the following new clauses immediately following clause (viii) appearing in Section 9.06:

“(ix) so long (x) as no Default under Section 10.01 or 10.05 and no Event of Default shall exist (both before and immediately after giving effect thereto) and (y) Holdings has successfully consummated a Qualified Public Offering, the U.S. Borrower may pay Dividends pursuant to clause (x) of Section 9.03 and pay a one-time fee to Kelso; provided that the aggregate amount of cash payments pursuant to this clause (ix) shall not exceed, when aggregated with any Dividends paid pursuant to Section 9.03(x), $5,000,000; provided further that such cash payments shall be consideration for the termination in full of all obligations of Holdings or the U.S. Borrower and each other Credit Party under, and pursuant to, the Kelso Agreements; and

(x) after Holdings has successfully consummated a Qualified Public Offering, the U.S. Borrower may pay Dividends pursuant to clause (xi) of Section 9.03 and make payments to certain members of management of Holdings or the U.S. Borrower; provided that the aggregate amount of cash payments pursuant to this clause (x) shall not exceed, when aggregated with any Dividends paid pursuant to Section 9.03(xi) (A) $10,000,000”.

and (z) amending and restating the last sentence of Section 9.06 in its entirety as follows:

“Notwithstanding anything to the contrary contained above in this Section 9.06, in no event shall the U.S. Borrower or any of its Subsidiaries pay any management, consulting or similar fee to Kelso or any Affiliate of Kelso except as specifically provided in clauses (v), (viii), (ix) and (x) of this Section 9.06.”

4. Section 9.07(a) of the Credit Agreement is hereby amended by amending and restating said Section in its entirety as follow:

“(a) The U.S. Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the U.S. Borrower (beginning with its fiscal year ended September 30, 2007), the U.S. Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed (x) for the fiscal year ended September 30, 2007, $35,000,000 and (y) for each fiscal year thereafter, $30,000,000.”.

5. The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “100%” appearing under the column labeled “Swingline Loans and Revolving Loans maintained as Base Rate or Canadian Prime Rate Loans” and the row labeled “Level 4” therein and inserting the text “1.00%” in lieu thereof.

6. The definition of “Consolidated EBITDA” appearing in Section 11.01 of the Credit Agreement is hereby amended by (x) inserting the text “including for the termination thereof as permitted pursuant to Section 9.03(x)” immediately following text “Kelso Management Agreement” appearing in clause (viii) of said definition, (y) deleting the word “and” appearing at the end of clause (viii) of said definition, and (z) inserting the following new clause immediately following clause (ix) of said definition:

“, and (x) payments to members of Holdings’ management made pursuant to Section 9.03(xi)”.

7. The Borrowers hereby represent and warrant to the Lenders that prior to the Amendment Effective Date (as defined below), Vulcan Containers ULC has delivered a counterpart of (or joinder agreement for) the Canadian Subsidiaries Guaranty and the Canadian Security Agreement as required pursuant to Section 9.14 of the Credit Agreement. So long as the actions set forth in the immediately preceding sentence have been taken (and so long as all other actions required pursuant to Section 9.14 have been taken by the Amendment Effective Date), the Required Lenders hereby waive any Default or Event of Default under the Credit Agreement that has occurred solely as a result of the timing of such actions.

II. Miscellaneous Provisions.

1. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) on the date when Holdings, the Borrowers, each Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

2. In order to induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant that (i) no Default or Event of Default exists on the Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6. The U.S. Borrower hereby covenants and agrees, so long as the Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York time) on May 10, 2007 a non-refundable cash amendment fee equal to 0.05% of its (A) outstanding principal of Term Loans and (B) Revolving Loan Commitments, in each case as determined on the Amendment Effective Date, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the U.S. Borrower to the Administrative Agent for distribution to such Lenders within one Business Day after the Amendment Effective Date.

7. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

*        *        *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BWAY HOLDING COMPANY

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

BWAY CORPORATION

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

ICL INDUSTRIAL CONTAINERS ULC

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

ARMSTRONG CONTAINERS, INC.

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

SC PLASTICS, LLC

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

NORTH AMERICA PACKAGING CORPORATION

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

NORTH AMERICA PACKAGING OF PUERTO RICO, INC.

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

BWAY-KILBOURN, INC.

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

VULCAN CONTAINERS ULC

By:	/s/ Jeffrey M. O’Connell
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS Individually, as Administrative Agent

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AIB Debt Management Limited

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Baker Street CLO II Ltd.

By:	/s/ Ian M. Burt
Name:	as Collateral Manager Ian M. Burt
Title:	Managing Director SunTrust Capital Markets, Inc.

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ Kirsten Carver
Name:	Kirsten Carver
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CIFC Funding-1B, Ltd.
CIFC Funding 2006-II, Ltd.

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Head of Underwriting

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The CIT Group / Equipment Financing, Inc.

By:	/s/ Terence Sullivan
Name:	Terence Sullivan
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Commonwealth of Pennsylvania
State Employees Retirement System

By:	/s/ Beth Semmel
Name:	Beth Semmel
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Robert A. Johnston
Name:	Robert A. Johnston
Title:	Vice President

/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name:	Edward Schaffer
Title:	Vice President

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Erste Bank Der Oesterreichischen Sparkassen AG

By:	/s/ Brandon Meyerson
Name:	Brandon Meyerson
Title:	Director

/s/ Bryan J. Lynch
Name:	Bryan J. Lynch
Title:	Managing Director Erste Bank Der Oesterreichischen Sparkassen AG

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

THE FOOTHILL GROUP, INC.:

By:	/s/ Sean Dixon
Name:	Sean Dixon
Title:	S.V.P.

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FRANKLIN CLO II, LIMITED

By:	/s/ David Ardini
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
Name:	RICHARD HSU
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FRANKLIN CLO V, LIMITED

By:	/s/ David Ardini
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Galaxy VII CLO, LTD. By: AIG Global Investment Corp.
As Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Galaxy V CLO, Ltd. By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Galaxy IV CLO, Ltd. By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

General Electric Capital Corporation:

By:	/s/ Marty J. Mahoney
Name:	Marty J. Mahoney
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND VIII, LIMITED
GSC PARTNERS CDO FUND IX, LIMITED

By:	/s/ Thomas Inglesby
Name:	Thomas Inglesby
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Loan Investors CLO I, LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Rowayton Loan Funding Company

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Structured Asset Management
CLO I LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Israel Discount Bank of New York:

By:	/s/ Walter T. Duffy, III
Name:	Walter T. Duffy, III
Title:	First Vice President

By:	/s/ Howard Weinberg
Name:	Howard Weinberg
Title:	Senior Vice President I

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

KINGSLAND I, LTD. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	AUTHORIZED OFFICER KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

KINGSLAND II, LTD. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	AUTHORIZED OFFICER KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

KINGSLAND III, LTD. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	AUTHORIZED OFFICER KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LaSalle Bank National Association

By:	/s/ Zennie W. Lynch
Name:	Zennie W. Lynch
Title:	First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

LaSalle Commercial Lending, A division of ABN AMRO Bank N.V.

By:	/s/ Nazmin Adatia
Name:	Nazmin Adatia
Title:	Vice President

By:	/s/ H. Bayu Budiatmanto
Name:	H. Bayu Budiatmanto
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

IXIS Loomis Sayles Senior Loan Fund

By:	Please See Following Page
Name:
Title:

IXIS LOOMIS SAYLES SENIOR LOAN FUND
By Loomis, Sayles and Company, L.P. its manager
By Loomis, Sayles and Company, Inc. its general partner

By:	/s/ Kevin J Perry
Name:	Kevin J Perry
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Loomis Sayles Senior Loan Fund II LLC

By:	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC
By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Inc., Its General Partner

By:	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

North Fork Business Capital Corp.

By:	/s/ Ronald D. Walker
Name:	Ronald D. Walker
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: The Sumitomo Trust and Banking Co., Ltd., New York Branch

By:	/s/ Elizabeth A. Quirk
Name:	Elizabeth A. Quirk
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MAY 10, 2007, AMONG BWAY HOLDING COMPANY, BWAY CORPORATION, ICL INDUSTRIAL CONTAINERS ULC, THE VARIOUS LENDERS PARTY THERETO, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

TRS GSC Credit Stragegies LLC

By: Deutsche Bank AG Cayman Islands Branch, its sole member

By:	DB Services New Jersey Inc.

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

By:	/s/ Deirdre Whorton
Name:	Deirdre Whorton
Title:	Assistant Vice President